                          LOCKHEED MARTIN CORPORATION

                         NOTICE OF GUARANTEED DELIVERY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    As set forth in the Offering Circular--Prospectus dated    , 1996 (the
"Offering Circular--Prospectus") in the section entitled "The Exchange Offer-- Guaranteed Delivery Procedures" and in the accompanying Letter of Transmittal (the "Letter of Transmittal"; and together with the Offering Circular-- Prospectus, the "Exchange Offer") and Instruction 1 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for shares of common stock, par value $1.00 per share, of Lockheed Martin Corporation ("Lockheed Martin Common Stock") are not immediately available or time will not permit such holder's certificates or other required documents to reach the Exchange Agent prior to the Expiration Date (as defined in the Offering Circular--Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent.

    To: First Chicago Trust Company of New York, Exchange Agent

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
                By Mail:                By Facsimile Transmission:        By Hand or Overnight Courier:
             P.O. Box 2569                    (201) 222-4720                14 Wall Street, 8th Floor
         Tenders & Exchanges                       or                          Suite 4680-LMCNew
             Suite 4660                      (201) 222-4721                   York, New York 10005
  Jersey City, New Jersey 07303-2569
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       To Confirm Receipt of Notice of Guaranteed Delivery By Telephone:

                                (201) 222-4707

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER
         THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the Instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to Lockheed Martin Corporation the shares of Lockheed Martin Common Stock listed below, upon the terms of and subject to the conditions set forth in the Offering Circular--Prospectus and the related Letter of Transmittal and the instructions thereto, receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Offering Circular--Prospectus, as follows:

Certificate No.                           Number of Shares


_____________________________________     _____________________________________


_____________________________________     _____________________________________


_____________________________________     _____________________________________


_____________________________________     _____________________________________
The Book-Entry Transfer Facility Ac-      Sign Here
count Number (if the shares of Lock-
heed Martin Common Stock will be
tendered by book-entry transfer)

                                          _____________________________________


_____________________________________     _____________________________________
           ACCOUNT NUMBER                             SIGNATURE(S)



_____________________________________     _____________________________________
          NUMBER OF SHARES                    NUMBER AND STREET OR P.O. BOX


Dated: ________________________, 1996     _____________________________________
                                                  CITY, STATE, ZIP CODE


                                   ODD LOTS

  This section is to be completed ONLY if shares of Lockheed Martin Common Stock are being tendered by or on behalf of a person owning beneficially and of record an aggregate of less than 100 shares of Lockheed Martin Common Stock
as of       , 1996.

  The undersigned either (check one):

  [_] was the owner beneficially and of record of less than 100 shares of
      Lockheed Martin Common Stock in the aggregate as of       , 1996, all of
      which are being tendered, or

  [_] is a broker, dealer, commercial bank, trust company or other nominee which (i) is tendering, for the beneficial owners thereof, shares of Lockheed Martin Common Stock with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such owner owned beneficially and of record
      less than 100 shares of Lockheed Martin Common Stock as of       , 1996,
      and is tendering all such shares.

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

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents and guarantees that the above-named person(s) "own(s)" the shares of Lockheed Martin Common Stock tendered hereby within the meaning of Rule 14e-4 of the Securities Exchange Act of 1934, as amended, and (b) guarantees delivery to the Exchange Agent of certificates for the shares of Lockheed Martin Common Stock tendered hereby, in proper form for transfer or delivery of such shares of Lockheed Martin Common Stock pursuant to procedures for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, unless an Agent's Message is utilized, all within three New York Stock Exchange trading days after the date hereof.

                                          _____________________________________
                                          Firm Name (Print)

                                          _____________________________________
                                          Authorized Signature

                                          _____________________________________
                                          Address

                                          _____________________________________
                                          City, State, Zip Code

                                          _____________________________________
                                          Area Code and Telephone Number

Date __________________________, 1996

            DO NOT SEND CERTIFICATE OR ANY OTHER REQUIRED DOCUMENTS WITH THIS FORM. THEY SHOULD BE SENT WITH THE LETTER OF
         TRANSMITTAL (UNLESS A BOOK-ENTRY TRANSFER FACILITY IS USED).

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